EXHIBIT 10.15

ENTERPRISE BANCORP, INC.
Lowell, MA 01852
1988 STOCK OPTION PLAN, as amended and restated as of December 1996

1. Definitions. As used in this 1988 Stock Option Plan of Enterprise Bancorp, Inc., the following terms shall have the following meanings:

         1.1      Board means the Company's Board of Directors.

         1.2 Code means the federal Internal Revenue Code of 1986, as amended.

         1.3 Company means Enterprise Bancorp., Inc., a Massachusetts corporation.

         1.4 Continuing Director shall have the meaning defined for such term in the Company's Articles of Organization, as amended.

         1.5 Fair Market Value means the value of a share of Stock of the Company on any date as determined by the Board (or the committee, if one is appointed pursuant to Section 5).

         1.6 Grant Date means the date as of which an Option is granted, as determined under Section 7.

         1.7 Incentive Option means an Option intended to satisfy the requirements of Section 422 of the Code.

         1.8 Interested Stockholder shall have the meaning defined for such term in the Company's Articles of Organization, as amended.

         1.9      Nonstatutory  Option means any Option that is not an Incentive
                  Option.

         1.10 Option means an option to purchase shares of Stock granted under the Plan.

         1.11 Option Agreement means an agreement between the Company and an Optionee, setting forth the terms and conditions of an Option.

         1.12 Option Price means the price to be paid by an Optionee to acquire Stock under an Option granted pursuant to the Plan.

         1.13 Option Share means any share of Stock of the Company to be transferred to an Optionee upon exercise of an Option pursuant to the Plan.

         1.14 Optionee means a person eligible to receive an Option, as provided in Section 6, to whom an Option shall have been granted under the Plan.

         1.15 Plan means this 1988 Stock Option Plan of the Company, as amended from time to time.
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         1.16     Stock means Common  Stock,  par value $0.01 per share,  of the
                  Company.

         1.17     Subsidiary   means   (a)   any   depository   institution   or
                  corporation, a majority of the outstanding voting stock of which shall at the time be owned by the Company or by one or more Subsidiaries, or (b) any other entity or enterprise, a majority of the equity of which shall at the time be owned by the Company or by one or more Subsidiaries.

         1.18 Ten Percent Owner means a person who is deemed. within the meaning of Section 422(b)(6) of the Code, to own stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any of its Subsidiaries).

         1.19 Vesting Year for any portion of any Incentive Option means the calendar year in which that portion of the Option first becomes exercisable.

2. Purpose. This Plan is intended to provide an incentive for officers and full-time employees of the Company and its Subsidiaries who are in a position to contribute materially to the long-term success of the Company and to induce the continued service of these individuals and to aid in attracting and retaining individuals of outstanding ability. The Plan is intended to be an incentive stock option plan within the meaning of Section 422 of the Code but not all Options granted hereunder are required to be Incentive Options.

3. Term of the Plan. Options under the Plan may be granted on or after the Effective Date (as defined in Section 20 hereof), but not later than June 20, 1998.

4. Stock Subject to the Plan. At no time shall the number of shares of Stock then outstanding which are attributable to the exercise of Options granted under the Plan, plus the number of shares then issuable upon exercise of outstanding Options granted under the Plan exceed 153,902 shares subject, however, to the provisions of Section 16 of the Plan. Shares to be issued upon the exercise of Options granted under the Plan shall be authorized but unissued shares of Stock. If any Option expires or terminates for any reason without having been exercised in full, the shares not purchased thereunder shall again be available for Options thereafter to be granted.

5. Administration. Unless the Board appoints a committee, consisting of at least three members of the Board, to administer the Plan (in which event such committee shall be substituted for the Board for all purposes of this Section 5). the Plan shall be administered by the Board. Subject to the provisions of the Plan, the Board shall have complete authority, in its discretion, to make or to select the manner of making the following determinations with respect to each Option to be granted hereunder: (a) the employee to receive the Option; (b) whether the Option will be an Incentive Option or a Nonstatutory Option; (c) the time of granting the Option; (d) the number of shares subject thereto; (e) the Option Price; (f) the Option period; and (g) the Option exercise date or dates. In making such determinations, the Board may take into account the nature of the services rendered by the respective employees, their present and potential contributions to the success of the Company and its Subsidiaries. and such other factors as the Board in its discretion shall deem relevant. Subject to the

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         provisions of the Plan, the Board shall also have complete authority to
         interpret  the  Plan,  to  prescribe,   amend  and  rescind  rules  and
         regulations relating to it, to determine the terms and provisions of the respective Option Agreements (which need not be identical), and to
         make  all  other   determinations   necessary  or  advisable   for  the
         administration of the Plan. The Board's determinations on the matters referred to in this Section 5 shall be conclusive. It is the intention of the Company that the Plan shall be administered in a manner consistent with the provisions of Rule 16b-3 as promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the "1934 Act"). Action by any committee appointed pursuant to this Section 5 shall require the affirmative vote of a majority of all its members.

6. Eligibility. An Option may be granted only to an employee of the Company or its Subsidiaries. A director of one or more of the Company or its Subsidiaries who is not also an employee of the Company or its Subsidiaries shall not be eligible to receive an Option.

7. Time of Granting Options. The granting of an Option shall take place at the time specified in the Option Agreement. Only if expressly so provided in the Option Agreement, shall the Grant Date be the date on which an Option Agreement shall have been duly executed and delivered by the Company and the Optionee.

8. Option Price. The Option Price under each Incentive Option shall be not less than 100% of the Fair Market Value of the Stock on the Grant Date, or not less than 110% of the Fair Market Value of the Stock on the Grant Date if the Optionee is a Ten Percent Owner. The Option Price under each Nonstatutory Option shall not be so limited solely by reason of this Section 8.

9.       Option Period Exercisability.

         (a) No Incentive Option may be exercised later than the tenth anniversary of the Grant Date (fifth anniversary in the case of an Optionee who is a Ten Percent Owner). The Option period under each Nonstatutory Option shall not be so limited solely by reason of this
         Section 9. An Option shall be exercisable at such time or times, and in such installments, cumulative or noncumulative, as the Board may determine. The Board may accelerate the vesting of any Option at any time prior to the expiration of such Option, provided the acceleration of any Incentive Option would not cause the Option to fail to comply with the provisions of Section 422 of the Code.

         (b) In the event of a Change in Control of the Company (as defined in (c) below), all Options outstanding as of the date of such Change in Control shall become immediately exercisable.

         (c) Change in Control. For purposes of the Plan, a "Change in Control" shall be deemed to have occurred in either of the following events: (i) if there has occurred a change in control which the Company would be required to report in response to Item 1 of a Current Report on Form 8-K as filed by the Company with the Securities and Exchange Commission pursuant to the requirements of Section 13 or Section 15(d) of the 1934 Act, or, if such reporting obligation is no longer in effect, any regulations promulgated by the Securities and Exchange Commission pursuant to the 1934 Act which are intended to serve similar

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         purposes  or (ii) when any  "person"  (as such term is used in Sections
         13(d) and 14(d)(2) of the 1934 Act) becomes a "beneficial owner" (as such term is defined in Rule 13d-3 promulgated under the 1934 Act), directly or indirectly, of securities of the Company representing twenty-five percent or more of the total number of votes that may be cast for the election of directors of the Company, and in the case of either (i) or (ii) above, the Board has not consented to such event by a two-thirds vote of all of its members (unless there is an Interested Stockholder, in which case the affirmative vote of two-thirds of the Continuing Directors shall also be required). In addition. a Change in Control shall be deemed to have occurred if, as the result of, or in connection with, any tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions, the persons who were directors of the Company before such transaction shall cease to constitute a majority of the Board or of any successor institution.

10. Limit on Incentive Option Characterization. No Incentive Option shall be considered an Incentive Option to the extent pursuant to its terms if it would permit the Optionee to purchase for the first time in any Vesting Year under that Incentive Option more than the number of shares of Stock calculated by dividing the current limit by the Option Price. The current limit for any Optionee for any Vesting Year shall be $100,000 minus the aggregate Fair Market Value at the date of grant of the number of shares of Stock available for purchase for the first time in the Vesting Year under each other Incentive Option granted to the Optionee under the Plan and each other incentive stock option granted to the Optionee under any other incentive stock option plan of the Company (and any of its Subsidiaries).

11. Exercise of Option. An Option may be exercised in accordance with its terms by written notice of intent to exercise the option, specifying the number of shares with respect to which the Option is then being exercised. The notice shall be accompanied by payment in the form of cash or check. Within 30 days thereafter but subject to the remaining provisions of the Plan and any other provisions of the Option, the Company shall deliver or cause to be delivered to the Optionee a certificate or certificates for the number of shares then being purchased. Such shares shall be fully paid and nonassessable.

12. Restrictions on Issue of Shares. Notwithstanding any other provision of the Plan, if at any time in the reasonable opinion of the Company any law or applicable regulation of the Securities and Exchange Commission or other public regulatory authority shall require the Company or the Optionee to register or qualify under the Securities Act of 1933, as amended, any similar federal statute then in force or any state law regulating the sale of securities, any Option Shares with respect to which notice of intent to exercise shall have been delivered to the Company or to take any other action in connection with such shares, the delivery of the certificate or certificates for such shares shall be postponed until completion of the necessary action, which the Company shall take in good faith and without delay. All such action shall be taken by the Company at its own expense.

13. Notice of Disposition of Stock Prior to Expiration of Specified Holding Period; Withholding

         (a) Whenever shares are to be issued in satisfaction of an Option granted hereunder the Company shall have the right to require the Optionee to remit to the Company an amount sufficient to satisfy federal, state, local or other withholding tax requirements (whether so

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         required to secure for the Company an otherwise available tax deduction or otherwise) prior to the delivery of any certificate or certificates for such shares.

         (b) The Company may require as a condition to the issuance of shares covered by any Incentive Option that the party exercising such Option give a written representation to the Company which is satisfactory in form and substance to its counsel and upon which the Company may reasonably rely, that he or she will report to the Company any disposition of such shares prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code. If and to the extent that the realization of income in such a disposition imposes upon the Company federal, state, local or other withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, the Company shall have the right to require that the recipient remit to the Company an amount sufficient to satisfy those requirements; and the Company may require as a condition to the issuance of shares covered by an Incentive Option that the party exercising such option give a satisfactory written representation promising to make such a remittance.

14. Termination of Employment. Except as otherwise provided in this paragraph or in Section 9(b), the exercise of all or any portion of an Option granted under the Plan is contingent upon the continued employment of the Optionee by the Company. In the event the Optionee shall cease to be employed by the Company for any reason other than death or physical or mental disability any unexercised portion of each Option granted the Optionee shall terminate and be of no further force or effect. In the event the Optionee shall cease to be employed by the Company on account of death or physical or mental disability, his or her executor or the Optionee, as the case may be, may exercise any unexercised but exercisable Option or portion thereof within the period commencing on the date of the Optionee's death or disability, and ending on the first anniversary of the Optionee's death or disability. Military, sick or maternity leave shall not be deemed a termination of employment provided that it does not exceed the longer of 180 days or the period during which the absent employee's re-employment rights are guaranteed by statute or by contract.

15.      Transferability   of  Options.   Options  shall  not  be  transferable,
         otherwise than by will or the laws of descent and distribution, and may be exercised during the life of the Optionee only by the Optionee.

16.      Effect of Corporate Transactions.

         (a) Stock Dividends, Reclassifications, Etc. Each Option Agreement shall provide that in the event of any stock dividend payable in Stock or any split-up or contraction in the number of shares of the Stock occurring after the date of the Agreement and prior to the exercise in full of the Option, the number of remaining shares subject to such Agreement and the price to be paid for each such share shall be proportionately adjusted. Each such Agreement shall also provide that in case of any reclassification or other change of outstanding shares of the Stock, shares of stock or other securities shall be delivered equivalent in kind and value to those shares an Optionee would have received if the Option had been exercised in full immediately prior to such reclassification or other change and had continued to hold the Option Shares (together with all other shares, stock and securities thereafter issued in respect thereof) to the time of the exercise of the Option. No fraction of a share shall be purchasable

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         or deliverable upon exercise, but in the event any adjustment hereunder of the number of shares covered by the Option shall cause such number to include a fraction of a share, such number of shares shall be adjusted to the nearest smaller whole number of shares. In the event of changes in the outstanding Stock by reason of any stock dividend, split-up, contraction, reclassification, or other change of outstanding shares of the Stock of the nature contemplated by this Section 16, the number of shares of Stock available for the purpose of the Plan as stated in Section 4 shall be correspondingly adjusted.

         (b) Liquidation. In the case of the dissolution or liquidation of the Company, the Plan and the Options issued hereunder shall terminate on the effective date of such transaction. In the event of such termination, all outstanding options shall be exercisable in full for at least fifteen days prior to the date of such termination whether or not otherwise exercisable during such periods.

17. Reservation of Stock. The Company shall at all times during the term of the Plan reserve or otherwise keep available such number of shares of Stock as will be sufficient to satisfy the requirements of the Plan and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

18. Limitation of Rights in the Option Shares; No Special Employment or Other Rights. The Optionee shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the Option Shares except to the extent that the Option shall have been exercised with respect thereto and, in addition, a certificate shall have been issued therefore and delivered to the Optionee. Any Stock issued pursuant to the Option shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the Articles of Organization or by the bylaws of the Company. Nothing contained in the Plan or in any Option shall confer upon any Optionee any right with respect to the continuation of his or her employment with the Company or its Subsidiaries, or interfere in any way with the right of the Company or its Subsidiaries, subject to the terms of any separate employment agreement or provision of law or the Company's Articles of Organization or bylaws to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Optionee from the rate in existence at the time of the grant of an Option.

19. Termination and Amendment of the Plan. The Board may at any time terminate the Plan or, from time to time, amend the Plan, subject to any required regulatory approval and to the limitation that, except as provided in Sections 13 and 16 hereof, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law and regulations (including, without limitation, the provisions of Rule 16b-3 of the Securities and Exchange Commission) at an annual or special meeting held within twelve months before or after the date of adoption of such amendment, where such amendment will:

         (a) increase the number of shares of Stock as to which options may be granted under the Plan;

         (b) change in substance Section 6 hereof relating to eligibility to participate in the Plan;

         (c) change the minimum option price;

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         (d) increase the maximum term of options provided herein; or

         (e) otherwise materially increase the benefits accruing to participants under the Plan.

         No termination or amendment of the Plan may, without the consent of the Optionee to whom any Option shall theretofore have been granted, adversely affect the rights of such Optionee under such Option.

20. Effectiveness of Plan. The Plan shall have become effective as of May 26, 1989 (the "Effective Date").

21. Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor the submission of the Plan or any amendments thereto to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

22.      Government and Other Regulations; Governing Law.

         (a) The obligations of the Company to sell and deliver shares of Stock with respect to options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Board.

         (b) The Plan shall be governed by Massachusetts law, except to the extent that such is preempted by federal law.

         (c) The Plan is intended to comply with the provisions of Rule 16b-3 promulgated by the Securities and Exchange Commission under the 1934 Act. Any provision inconsistent with such rule shall be inoperative and shall not affect the validity of the Plan.

23. Notices and Other Communications. All notices and other communications required or permitted under the Plan shall be effective in writing and if delivered or sent by certified or registered mail, returned receipt requested (a) if to the Optionee, at his or her residence address last filed with the Company, and (b) if to the Company, at 222 Merrimack Street, Lowell, Massachusetts 01852, Attention: George L. Duncan; or to such other persons or addresses as the Optionee or the Company may specify by a written notice to the other from time to time.